John Hancock Funds II

High Income Fund

Supplement dated 6-27-13 to the Prospectus dated 1-1-13, as supplemented

On June 26, 2013, the Board of Trustees of John Hancock Funds II approved an Agreement and Plan of Reorganization providing for the merger of the High Income Fund into the John Hancock High Yield Fund.

A meeting of the shareholders of the High Income Fund has been scheduled for Thursday, October 10, 2013 to seek approval of the merger. Subject to shareholder approval, the merger is scheduled to occur immediately after the close of business on Tuesday, October 15, 2013. Following the merger, shareholders of the High Income Fund will become shareholders of the John Hancock High Yield Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.